Reporting entity	12 Months Ended
Dec. 31, 2019
Text Block [Abstract]
Reporting entity
1.	Reporting entity

(a)	Organization and operations
HeadHunter Group PLC (the “Company”), together with its subsidiaries (the “Group”, “We”, “Our”, “Ours”), is Russia’s leading online recruiting website hh.ru. We help employers and job seekers in Russia connect with each other. We also operate in Belarus, Kazakhstan and other countries.
The Company’s registered address is 42 Dositheou Street, Strovolos, Nicosia, Cyprus and business address is 9/10 Godovikova str., Moscow, Russia.
The Company has changed its name from Zemenik Trading Limited to HeadHunter Group PLC on March 1, 2018.
On May 8, 2019 the Group has completed the initial public offering of American Depositary Shares, or ADSs. Each ADS represent one ordinary share of the Group. The Group’s existing shareholders have offered 16,304,348 of the Group’s ADSs in this offering. The initial public offering price is $13.50 per ADS. On May 10, 2019 the underwriters have exercised their option to purchase 2,445,652 additional ADSs from the existing shareholders at the public offering price, less the underwriting discount. The ADSs are listed on The Nasdaq Global Select Market under the symbol “HHR”.
Subsequent to completion of the initial public offering, Highworld Investments Limited and ELQ Investors VIII Limited collectively have 62.5% of the Group’s voting shares.
On June 19, 2019 the Group has obtained a Russian tax residency status. As a Russian tax resident, the Group is subject to the Russian Tax Code requirements.

(b)	Business environment
The Group’s operations are primarily located in the Russian Federation. Consequently, the Group is exposed to the economic and financial markets of the Russian Federation, which display the characteristics of an emerging market. The legal, tax and regulatory frameworks continue development, but are subject to varying interpretations and frequent changes which contribute together with other legal and fiscal impediments to the challenges faced by entities operating in the Russian Federation.
Starting in 2014, the United States of America, the European Union and some other countries have imposed and expanded economic sanctions against a number of Russian individuals and legal entities. The imposition of the sanctions has led to increased economic uncertainty, including more volatile equity markets, a depreciation of the Russian rouble, a reduction in both local and foreign direct investment inflows and a significant tightening in the availability of credit. As a result, some Russian entities may experience difficulties accessing the international equity and debt markets and may become increasingly dependent on state support for their operations. The longer-term effects of the imposed and possible additional sanctions are difficult to determine.
In addition, the first months of 2020 have seen significant global market turmoil triggered by the outbreak of the coronavirus. Together with other factors, this has resulted in a sharp decrease in oil prices and the stock market indices, as well as the depreciation of the Russian rouble. These developments are further increasing the level of uncertainty in the Russian business environment.
The consolidated financial statements reflect management’s assessment of the impact of the Russian business environment on the operations and the financial position of the Group. The future business environment may differ from management’s assessment.